NUMBER                                                                SHARES
[    ]                                                                [    ]

                                 PAR VALUE $.001

                           KILKENNY ACQUISITION CORP.

                INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK                                       CUSIP
                                   SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

Is the owner of

     FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF KILKENNY ACQUISITION CORP. (hereinafter called the "Corporation"), transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation to all of which the holder by acceptance hereof assents.
     This Certificate is not valid unless countersigned and registered by the
                                  Transfer Agent.
Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Date

                      [SEAL OF KILKENNY ACQUISITION CORP.]

/s/ Danilo Cacciamatta                                      /s/ Desmond P. Allen
----------------------                                      --------------------
Chief Executive Officer                                          Secretary

                              Countersigned:  [Illegible Signature]

                              Pacific Stock Transfer Company
                              P.O. Box 93385
                              Las Vegas, NV  89193

The following abbreviation, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   - as tenants in common  UNIF GIFT MIN ACT - ________Custodian_______
                                                      (Cust)            (Minor)
                                                      under Uniform Gifts to Minors
TEN ENT   - as tenants by the entireties              Act _____________________
                                                               (State)
JT TEN    - as joint tenants with right
            of survivorship and not as
            tenants in common

     Additional abbreviation may also be used though not in above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE      .
---------------------------------------

                                      .
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________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, __________________________

                                 _____________________________________________.
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.